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                                                                  EXHIBIT 10.4.9

                  AMENDMENT NO. 9 TO NETOBJECTS LICENSE AGREEMENT

This Amendment Number 9 to the NetObjects License Agreement, dated March 18, 1997 ("Agreement") between NetObjects Corporation ("NetObjects") with an address at 602 Galveston Drive, Redwood City, California 94063 and International Business Machines Corporation ("IBM") with an address at Route 100, Somers, New York 10589 is entered into on January 21, 1999 ("Effective Date"). All capitalized terms and definitions used in this Amendment and not otherwise defined herein shall have the meanings given them in the Agreement.

In consideration of the covenants and agreements contained herein, the parties hereto agree to amend the Agreement as follows:

1.   The following section is hereby added as Section 13 of the Agreement:

13.0 WIRELESS MARKUP LANGUAGE DELIVERABLES

13.1 "Wireless Markup Language ("WML") Deliverables" shall mean the deliverables described on Exhibit 1 to this Amendment, which is attached hereto and incorporated by reference. WML Deliverables are Enhancements as defined in
Section 1.7 of the Agreement.

13.2   NetObjects Responsibilities.

13.2.1 NetObjects shall provide all development, integration and testing required to perform the activities and provide the functionality described in
Exhibit 1 hereto and will deliver the WML Deliverables to IBM in accordance with
Exhibit 1 hereto (including but not limited to the delivery schedule included in Exhibit 1).

13.2.2 NetObjects' marketing materials for ScriptBuilder, including, but not limited to the NetObjects web site located at http://www.netobjects.com ("NetObjects Web Site"), shall identify, describe and promote the WML functions listed in Exhibit 1 ("WML Functions"). NetObjects will also add a page to the NetObjects Web Site which shall only contain promotional material for the WML Functions. NetObjects shall make all necessary updates or additions to the ScriptBuilder marketing materials to describe the WML Functions by January 30, 1999.

13.2.3 NetObjects shall replace ScriptBuilder 3.0 with ScriptBuilder 3.01 as the version of ScriptBuilder which NetObjects makes generally available to its customers, following delivery to IBM of the WML Deliverable set forth in Section 9(d) of Exhibit 1 hereto, but in no event later than April 30, 1999.
NetObjects shall also make available to existing ScriptBuilder 3.0 customers a software upgrade which will add the WML Functions to ScriptBuilder 3.0. This software upgrade shall be made available, at a minimum, via download from the NetObjects web site concurrent with the delivery of the WML Deliverable set forth above. NetObjects shall, at a minimum, notify customers of the availability of this upgrade software on the NetObjects Web Site.

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13.3  IBM Responsibilities.

     13.3.1 In consideration for the services performed by NetObjects to develop the WML Deliverables, IBM shall pay to NetObjects the total amount of $[***] upon (i) delivery of all Deliverables as set forth in Exhibit 1 and (ii) acceptance of those Deliverables as defined in 13.3.2below. Payment shall be made to NetObjects net thirty (30) days after receipt of an acceptable invoice from NetObjects. An acceptable invoice shall contain at a minimum the purchase order number and supporting documentation for the work performed. The purchase order number will be provided to NetObjects by IBM after the execution of this Amendment. All billings shall be addressed to:

               IBM Corporation
               Accounts Payable
               P.O. Box 8099
               Endicott, NY 13761-8099

     13.3.2 "Acceptance of the WML Deliverables by IBM" or "Acceptance" shall mean the date on which IBM sends written notice to NetObjects of its acceptance of the WML Deliverables in accordance with Exhibit 1 hereto.

2.  Section 6.0 REPRESENTATIONS AND WARRANTIES, is amended to add the following:

"g. throughout the term of the Agreement, the Licensed Works are Year 2000 ready, meaning they are capable of correctly processing, providing, receiving and displaying date data, as well as exchanging accurate date data with all products with which they are intended to be used, within and between the twentieth and twenty-first centuries."

3. The Agreement remains in full force and effect in accordance with its terms, except as such terms have been expressly modified by this Amendment. This Amendment and the Agreement constitute the entire understanding of the parties with respect to this subject matter and supersede all prior communications, understandings and agreements between the parties concerning the subject matter hereof. A copy of this Amendment by reliable means (e.g., facsimile or photocopy) will be deemed an original.

ACCEPTED AND AGREED TO:                 ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS                  NETOBJECTS, INC.
MACHINES CORPORATION

BY: /s/ R.A. Anderegg                   BY:
    -----------------------                 ------------------------
NAME: R.A. Anderegg                     NAME:
      ---------------------                   ----------------------
TITLE: VP & Asst. General               TITLE:
       Counsel                                ----------------------
       --------------------
DATE:                                   DATE:
      ---------------------                   ----------------------

*** Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.